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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 27, 2004

                                PhotoMedex, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-11635                   59-2858100
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(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)

147 Keystone Drive, Montgomeryville, PA                             18936
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code           215.619.3600

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          (Former name or former address if changed since last report)

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Item 4.     Regulation FD Disclosure

            On July 27, 2004, the Registrant announced that David W. Anderson replaces Samuel E. Navarro on the PhotoMedex Board of Directors.

            The Information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       PhotoMedex, Inc.


                 Date: July 27, 2004            By: /s/ Dennis M. McGrath
                                                    ----------------------------
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.           Subject Matter           Press Release of PhotoMedex, Inc.

99.1

PhotoMedex Press Release dated July 27, 2004, reporting the announcement that David W. Anderson replaces Samuel E. Navarro on the Board of Directors of PhotoMedex, Inc.


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